NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan U.S. Equity Fund (formerly, NVIT J.P. Morgan Disciplined Equity Fund)
NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Supplement dated November 15, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT J.P. Morgan U.S. Equity Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Scott B. Davis	Managing Director	Since 2020
David Small	Managing Director	Since 2020
Shilpee Raina, CFA	Executive Director	Since 2021

2.	The information relating to the “NVIT J.P. Morgan U.S. Equity Fund” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

Scott B. Davis (Lead Portfolio Manager), David Small and Shilpee Raina, CFA are jointly responsible for the day-to-day management of the Fund.

Mr. Davis is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2006.

Mr. Small is a Managing Director at JPMIM, a portfolio manager and Director of JPMorgan U.S. Equity Research. He has been with the firm since 2005.

Ms. Raina is an Executive Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been with the firm since 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE